Adoption of New Procedures, Amendments to and Interpretations of Existing Standards Issued by the Iasb and Published Standards Effective from 2020 (Details) - Schedule of evaluated all new and revised IFRSs
12 Months Ended
Dec. 31, 2022
Amendments to IAS1 [Member]
Adoption of New Procedures, Amendments to and Interpretations of Existing Standards Issued by the Iasb and Published Standards Effective from 2020 (Details) - Schedule of evaluated all new and revised IFRSs [Line Items]
Accounting pronouncement description	Specify the requirements for classifying the liability as current or non-current. The amendments clarify: which means a right to postpone liquidation; that the right to postpone must exist on the base date of the report; that this classification is not affected by the likelihood that an entity will exercise its right to postpone; and that only if a derivative embedded in a convertible liability is itself an equity instrument would the terms of a liability not affect its classification. - The amendments are to help entities disclose accounting policies that are more useful by replacing the requirement for disclosure of significant accounting policies for material accounting policies.
Effective for annual periods beginning on or after	Jan. 01, 2023
Amendments to IAS8 [Member]
Adoption of New Procedures, Amendments to and Interpretations of Existing Standards Issued by the Iasb and Published Standards Effective from 2020 (Details) - Schedule of evaluated all new and revised IFRSs [Line Items]
Accounting pronouncement description	Introduce the definition of ‘accounting estimate’. The amendments clarify the distinction between changes in accounting estimates and changes in accounting policies and correction of errors. In addition, they clarify how entities use measurement and input techniques to develop accounting estimates.
Effective for annual periods beginning on or after	Jan. 01, 2023